GE Investments Funds, Inc.	Summary Prospectus May 1, 2012

Mid-Cap Equity Fund

Class  1  GECEX    Class  4  GEVMX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-493-3042 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objectives

Long-term growth of capital and future income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

	Class 1	Class 4
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	0.45%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.84%	1.29%
Expenses Reimbursed/Fees Waived by Adviser[1]	0.01%	0.01%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.83%	1.28%
1	GE Asset Management Incorporated (“GE Asset Management”) has entered into a contractual arrangement with GE Investments Funds, Inc. (the “Company”) to waive a portion of its management fee charged to the Fund in an amount equal to the management fee payable to GE Asset Management by the GE Institutional Money Market Fund with respect to the Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 30, 2013, and can only be changed or terminated with the approval of the Board of Directors of the Company and GE Asset Management.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver in the first year only. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$85	$267	$465	$1,036
Class 4	$130	$408	$707	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of mid-cap companies, such as common and preferred stocks.

The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The Fund defines a mid-cap company as one with a market capitalization that falls between (a) the lower of the bottom of the Russell MidCap Index or $1 billion and (b) the greater of the top of the Russell MidCap Index or $13 billion. As of March 31, 2012, the market capitalization of companies in the Russell MidCap Index ranged from $124 million to $22.7 billion*. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of its capitalization range or because the index capitalization range changes. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify companies with characteristics such as:

•	above-average revenue and earnings growth potential

•	attractive products or services

•	financial strength (favorable debt ratios and other financial characteristics)

•	strong competitive positions within their industries

•	high quality management focused on generating shareholder value

•	reasonable valuation

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portfolio manager also seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company’s profitability. Examples of these catalysts are:

•	new management

•	industry consolidation

•	change in the company’s fundamentals

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The portfolio manager may also invest in various types of derivatives to gain exposure to certain types of securities as an alternative to investing directly in such securities.

*	The Russell MidCap Index is constructed to provide an unbiased barometer for the mid-cap segment and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalization of securities held in the Index.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

GE Investments Funds, Inc. Summary Prospectus

May 1, 2012

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-493-3042.

Calendar Year Total Returns (%)

The bar chart shows the performance of the Fund’s Class 1 shares.

Highest/Lowest quarterly results during this time period were:

Highest	18.07%	(quarter ended June 30, 2003)
Lowest	-25.24%	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception (4/30/08 for Index)
Class 1 (inception 5/1/97)	-8.34	2.75	6.32	—
Class 4 (inception 5/1/08)	-8.75	—	—	0.76
Russell MidCap Index (does not reflect fees, expenses, or taxes)	-1.55	1.42	7.00	1.52

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Manager

The primary individual portfolio manager for the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Diane M. Wehner	7 years	Senior Vice President

Purchase and Sale of Fund Shares

The Fund does not offer its shares to the general public. The Fund currently offers shares of each class only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

GE Investments Funds, Inc. has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Tax Information

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. GE Investments Funds, Inc. and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

GEI SP MCE 5-2012